Exhibit 99.1

                            LETTER OF TRANSMITTAL

                        UNITED COMMUNITY CAPITAL TRUST

                            OFFER TO EXCHANGE ITS

                          8.125% CAPITAL SECURITIES
               (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)
         WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                      FOR ANY AND ALL OF ITS OUTSTANDING
                          8.125% CAPITAL SECURITIES
               (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)

              PURSUANT TO THE PROSPECTUS DATED __________, 1998

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THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON ____________, 1998, UNLESS THE OFFER IS EXTENDED.
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                           The Chase Manhattan Bank
                            (the "Exchange Agent")

          BY REGISTERED OR CERTIFIED MAIL, HAND OR OVERNIGHT DELIVERY:

                           The Chase Manhattan Bank
                               55 Water Street
                                   Room 234
                                North Building
                           New York, New York 10041
                          Attention: Carlos Esteves

                          BY FACSIMILE TRANSMISSION:

                                (212) 638-7375
                                (212) 344-9367

                            CONFIRM BY TELEPHONE:

                        Carlos Estevez: (212) 638-0828

      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

      The undersigned hereby acknowledges receipt of the Prospectus dated ____________, 1998 (the "Prospectus") of United Community Capital Trust (the "Trust") and this Letter of Transmittal, which together constitute the Trust's offer (the "Exchange Offer") to exchange up to $21,000,000 aggregate liquidation amount of its 8.125% Capital Securities (liquidation amount $1,000 per Capital Security) (the "New Capital Securities"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement on Form S-4 of which the Prospectus is a part, for a like liquidation amount of its outstanding 8.125% Capital Securities (liquidation amount $1,000 per Capital Security) (the "Old Capital Securities"), of which $21,000,000 aggregate liquidation amount is outstanding. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on ____________, 1998, unless the Exchange Offer is extended, in which case the term "Expiration Date" means the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

      YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

      This Letter of Transmittal is to be completed by holders of Old Capital Securities either if (i) Old Capital Securities are to be forwarded herewith or
(ii) tenders of Old Capital Securities are to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth under "The Exchange Offer--Procedures for Tendering Old Capital Securities" in the Prospectus and an Agent's Message (as defined herein) is not delivered.

      Holders of Old Capital Securities whose certificates (the "Certificates") for such Old Capital Securities are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on or prior to the Expiration Date, must tender their Old Capital Securities according to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Old Capital Securities" in the Prospectus.

      DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

                   ALL TENDERING HOLDERS COMPLETE THIS BOX

--------------------------------------------------------------------------------
                DESCRIPTION OF OLD CAPITAL SECURITIES TENDERED
--------------------------------------------------------------------------------
                                    AGGREGATE
                                   LIQUIDATION
                                    AMOUNT OF OLD    LIQUIDATION     NUMBER OF
                     CERTIFICATE       CAPITAL      AMOUNT OF OLD   BENEFICIAL
   NAME(S) AND       NUMBER(S)*      SECURITIES        CAPITAL      HOLDERS FOR
  ADDRESS(ES) OF       (ATTACH        (ATTACH         SECURITIES     WHOM OLD
    REGISTERED       ADDITIONAL      ADDITIONAL      TENDERED (IF     CAPITAL
HOLDER(S) (PLEASE      LIST IF         LIST IF        LESS THAN     SECURITIES
FILL IN, IF BLANK)   NECESSARY)      NECESSARY)         ALL)**       ARE HELD
--------------------------------------------------------------------------------
                   -------------------------------------------------------------
                                   $                $
                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------

                   -------------------------------------------------------------
                    TOTAL AMOUNT
                      TENDERED     $                $
                   -------------------------------------------------------------

* Need not be completed by book-entry holders. Such holders should check the appropriate box below and provide the requested information.
** Need not be completed if  tendering  for exchange all Old Capital  Securities held. Old Capital Securities may be tendered in whole or in part in Liquidation Amounts of $100,000 and integral multiples of $1,000 in excess thereof, provided that if any Old Capital Securities are tendered for exchange in part, the untendered Liquidation Amount thereof must be $100,000 or any integral multiple of $1,000 in excess thereof. All Old Capital Securities held shall be deemed tendered unless a lesser number is specified in this column.
--------------------------------------------------------------------------------

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTION (DEFINED IN INSTRUCTION 1)
ONLY)

[ ]CHECK HERE IF  TENDERED  OLD  CAPITAL  SECURITIES  ARE BEING  DELIVERED  BY
   BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC, AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution___________________________________________

   DTC Account Number________________________________________________________

   Transaction Code Number___________________________________________________

   By crediting the Old Capital Securities to the Exchange Agent's Account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent a computer-generated message (an "Agent's Message") in which the holder of the Old Capital Securities acknowledges and agrees to be bound by the terms of the Letter of Transmittal, the participant in DTC confirms on behalf of itself and the beneficial owners of such Old Capital Securities all provisions of this Letter of Transmittal applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

[ ]CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
   TENDERED OLD CAPITAL SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
   FOLLOWING:

   Name(s) of Registered Holder(s)__________________________________________

   Window Ticket Number (if any)____________________________________________

   Date of Execution of Notice of Guaranteed Delivery_______________________

   Name of Institution which Guaranteed Delivery____________________________


   If Guaranteed Delivery is to be made by Book-Entry Transfer:

   Name of Tendering Institution____________________________________________

   DTC Account Number_______________________________________________________

   Transaction Code Number__________________________________________________


[ ]CHECK  HERE IF  TENDERED  BY  BOOK-ENTRY  TRANSFER  AND  NON-EXCHANGED  OLD
   CAPITAL SECURITIES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[ ]CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD CAPITAL SECURITIES
   FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE TEN ADDITIONAL COPIES OF THE PROSPECTUS AND TEN COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

   Name
        ------------------------------------------------------------------------

   Address
           ---------------------------------------------------------------------

   Area Code and Telephone Number
                                   ---------------------------------------------

   Contact Person
                  --------------------------------------------------------------

Ladies and Gentlemen:

      The undersigned hereby tenders to United Community Capital Trust, a trust formed under the laws of the State of Delaware (the "Trust"), and United Community Banks, Inc., a Georgia corporation (the "Company"), the above described aggregate Liquidation Amount of the Trust's Old Capital Securities in exchange for a like aggregate Liquidation Amount of the Trust's 8.125% Capital Securities (the "New Capital Securities"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus dated ____________, 1998 (as the same may be amended or supplemented from time to time, the "Prospectus'), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

      Subject to and effective upon the acceptance for exchange of all or any portion of the Old Capital Securities tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Trust all right, title and interest in and to such Old Capital Securities as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company and the Trust in connection with the Exchange Offer) with respect to the tendered Old Capital Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Old Capital Securities to the Company or the Trust together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Trust, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Capital Securities to be issued in exchange for such Old Capital Securities, (ii) present Certificates for such Old Capital Securities for transfer, and to transfer the Old Capital Securities on the books of the Trust, and (iii) receive for the account of the Trust all benefits and otherwise exercise all rights of beneficial ownership of such Old Capital Securities, all in accordance with the terms and conditions of the Exchange Offer.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD CAPITAL SECURITIES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE TRUST WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD CAPITAL SECURITIES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY, THE TRUST OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OLD CAPITAL SECURITIES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

     The name(s) and address(es) of the registered holder(s) of the Old Capital Securities tendered hereby should be printed in the box entitled "Description of Old Capital Securities Tendered" above, if they are not already set forth in such box, as they appear on the Certificates representing such Old Capital Securities or on the records of DTC, as the case may be. The Certificate number(s) of any such Certificates and the Liquidation Amount of such Old Capital Securities should be specified in such box as indicated therein.

      If any tendered Old Capital Securities are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Old Capital Securities than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Old Capital Securities will be returned (or, in the case of Old Capital Securities tendered by book-entry transfer, such Old Capital Securities will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

      The undersigned understands that tenders of Old Capital Securities pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering Old Capital Securities" in the Prospectus and in the instructions attached hereto will, upon the Company's and the Trust's acceptance for exchange of such tendered Old Capital Securities, constitute a binding agreement between the undersigned, the Company and the Trust upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company and the Trust may not be required to accept for exchange any of the Old Capital Securities tendered hereby.

      Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Capital Securities be issued in the name of the undersigned or, in the case of a book-entry transfer of Old Capital Securities, that such New Capital Securities be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Old Capital Securities not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Capital Securities, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" below, please deliver New Capital Securities to the undersigned at the address shown below the undersigned's signature.

      BY TENDERING OLD CAPITAL SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (1) THE UNDERSIGNED IS NOT AN "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES
ACT) OF THE COMPANY OR THE TRUST, (2) ANY NEW CAPITAL SECURITIES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS,
(3) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF NEW CAPITAL SECURITIES TO BE RECEIVED IN THE EXCHANGE OFFER, AND (4) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES
ACT) OF SUCH NEW CAPITAL SECURITIES. BY TENDERING OLD CAPITAL SECURITIES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF OLD CAPITAL SECURITIES THAT IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH OLD CAPITAL SECURITIES ARE HELD BY SUCH BROKER-DEALER ONLY AS A NOMINEE, OR (B) SUCH OLD CAPITAL SECURITIES WERE ACQUIRED BY IT FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER THE PROSPECTUS MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH NEW CAPITAL SECURITIES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING THE PROSPECTUS, IT WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

     THE COMPANY AND THE TRUST HAVE AGREED THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT, THE PROSPECTUS MAY BE USED IN CONNECTION WITH RESALES OF NEW CAPITAL SECURITIES RECEIVED IN EXCHANGE FOR OLD CAPITAL SECURITIES BY A BROKER-DEALER WHO ACQUIRED OLD CAPITAL SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") FOR A PERIOD ENDING 90 DAYS AFTER THE EXPIRATION DATE (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS) OR, IF EARLIER, WHEN ALL SUCH NEW CAPITAL SECURITIES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. IN THAT REGARD, EACH PARTICIPATING BROKER-DEALER, BY TENDERING SUCH OLD CAPITAL SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL OR BY TENDERING THROUGH BOOK-ENTRY TRANSFER IN LIEU THEREOF, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OR THE TRUST OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR

WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION RIGHTS AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF NEW CAPITAL SECURITIES PURSUANT TO THE PROSPECTUS UNTIL (1) THE COMPANY AND THE TRUST HAVE AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAVE FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER OR (2) THE COMPANY OR THE TRUST HAS GIVEN NOTICE THAT THE SALE OF THE NEW CAPITAL SECURITIES MAY BE RESUMED, AS THE CASE MAY BE. IF THE COMPANY OR THE TRUST GIVES SUCH NOTICE TO SUSPEND THE SALE OF THE NEW CAPITAL SECURITIES, THEY SHALL EXTEND THE 90-DAY PERIOD REFERRED TO ABOVE DURING WHICH PARTICIPATING BROKER-DEALERS ARE ENTITLED TO USE THE PROSPECTUS IN CONNECTION WITH THE RESALE OF NEW CAPITAL SECURITIES BY THE NUMBER OF DAYS DURING THE PERIOD FROM AND INCLUDING THE DATE OF THE GIVING OF SUCH NOTICE TO AND INCLUDING THE DATE ON WHICH (1) PARTICIPATING BROKER-DEALERS SHALL HAVE RECEIVED COPIES OF THE SUPPLEMENTED OR AMENDED PROSPECTUS NECESSARY TO PERMIT RESALES OF THE NEW CAPITAL SECURITIES OR (2) THE COMPANY OR THE TRUST HAS GIVEN NOTICE THAT THE SALE OF NEW CAPITAL SECURITIES MAY BE RESUMED, AS THE CASE MAY BE.

      Holders of Old Capital Securities whose Old Capital Securities are accepted for exchange will not receive accumulated Distributions on such Old Capital Securities for any period from and after the last Distribution date to which Distributions have been paid or duly provided for on such Old Capital Securities prior to the original issue date of the New Capital Securities or, if no such Distributions have been paid or duly provided for, will not receive any accrued Distributions on such Old Capital Securities, and the undersigned waives the right to receive any interest on such Old Capital Securities accrued from and after such Distribution date or, if no such Distributions have been paid or duly provided for, from and after July 20, 1998.

      The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Trust to be necessary or desirable to complete the sale, assignment and transfer of the Old Capital Securities tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

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                             HOLDER(S) SIGN HERE
                    (SEE ATTACHED INSTRUCTIONS 2, 5 AND 6)
            (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON THE LAST PAGE)
     (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

   Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Old Capital Securities hereby tendered or on the records of DTC, as the case may be, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Trust to comply with the restrictions on transfer applicable to the Old Capital Securities). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, set forth the signatory's full title. See Instruction 5.

_______________________________________________________________________________

_______________________________________________________________________________
                         (SIGNATURE(S) OF HOLDER(S))

Dated:_________________, 1998

Name(s):______________________________________________________

______________________________________________________________
                            (PLEASE TYPE OR PRINT)

Capacity (full title):________________________________________

Address:______________________________________________________

______________________________________________________________
                              (INCLUDE ZIP CODE)

Area Code and Telephone Number:_________________

_________________________________________________________________
             (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

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                          GUARANTEE OF SIGNATURE(S)
               (IF REQUIRED--SEE ATTACHED INSTRUCTIONS 2 AND 5)



______________________________________________________________________________
                            (Authorized Signature)


Dated:____________, 1998


Eligible Institution Guaranteeing Signatures:_________________________________

Capacity (full title):________________________________________________________
                                (Please Print)

Address:______________________________________________________________________

______________________________________________________________________________
                              (Include Zip Code)

Area Code and Telephone Number:_______________________________________________


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                                       10


------------------------------------------------------------------------------


      SPECIAL ISSUANCE INSTRUCTIONS           SPECIAL ISSUANCE INSTRUCTIONS
      (SEE INSTRUCTIONS 1, 5 AND 6)           (SEE INSTRUCTIONS 1, 5 AND 6)

 To  be   completed   ONLY   if  New          To be completed ONLY if New Capital
 Capital  Securities or non-tendered or       Securities or non-tendered or
 non-exchanged Old Capital Securities Notes   non-exchanged Old Capital Securities
 are to be issued in the name of someone      are to be sent to someone other than
 other than the registered holder(s) of       the registered holder(s) of the Old
 the Old Capital Securities whose name(s)     Capital Securities whose name(s)
 appear(s) above.                             appear(s) above, or to such registered
                                              holder at an address other than
                                              that above.


Issue:                                        Mail:

[ ]  Non-tendered   or   non-exchanged Old    [ ] Non-tendered  or  non-exchanged  Old
     Capital Securities and/or:                   Capital Securities and/or:

[ ]  New Capital Securities                   [ ] New Capital Securities

To:                                        To:



Name________________________________       Name________________________________

_____________________________________      ___________________________________
          (PLEASE TYPE OR PRINT)                   (PLEASE TYPE OR PRINT)

Address:_____________________________      Address:___________________________


_____________________________________       __________________________________
          (INCLUDING ZIP CODE)                      (INCLUDING ZIP CODE)

Area Code and                              Area Code and
Telephone Number:_____________________     Telephone Number:_________________


_________________________________________   ____________________________________
  (TAX IDENTIFICATION OR SOCIAL SECURITY   (TAX IDENTIFICATION OR SOCIAL
                NUMBER(S))                 SECURITY NUMBER(S))
-------------------------------------------------------------------------------

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

      1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under "The Exchange Offer--Procedures for Tendering Old Capital Securities" in the Prospectus and an Agent's Message is not delivered. Certificates, or book-entry confirmation of a book-entry transfer of such Old Capital Securities into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "book-entry confirmation" means a timely confirmation of book-entry transfer of Old Capital Securities into the Exchange Agent's account at DTC. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering Participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, the Letter of Transmittal and that the Trust and the Company may enforce the Letter of Transmittal against such participant. Old Capital Securities may be tendered in whole or in part in the Liquidation Amount of $100,000 (100 Capital Securities) and integral multiples of $1,000 in excess thereof, provided that, if any Old Capital Securities are tendered for exchange in part, the untendered Liquidation Amount thereof must be $100,000 (100 Capital Securities) or any integral multiple of $1,000 in excess thereof.

      Holders who wish to tender their Old Capital Securities and (i) whose Old Capital Securities are not immediately available or (ii) who cannot deliver their Old Capital Securities, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Old Capital Securities by properly completing and duly executing a notice to the Exchange Agent guaranteeing delivery to the Exchange Agent of either certificates representing the Old Capital Securities or a book-entry confirmation in compliance with the requirements set forth in the Prospectus (the "Notice of Guaranteed Delivery"), pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering Old Capital Securities--Guaranteed Delivery." Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form accompanying this Letter of Transmittal, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the certificates (or a book-entry confirmation) representing all tendered Old Capital Securities, in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Prospectus under "The Exchange Offer--Procedures for Tendering Old Capital Securities--Guaranteed Delivery".

      A Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old Capital Securities to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

      THE METHOD OF DELIVERY OF THE BOOK-ENTRY CONFIRMATION OR CERTIFICATES, THIS LETTER OF TRANSMITTAL, AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

      Neither the Company nor the Trust will accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), waives any right to receive any notice of the acceptance of such tender.

      2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

      (i)this Letter of Transmittal is signed by the registered holder(s)
         (which term, for purposes of this document, shall include any Participant in DTC whose name appears on a security position listing as the owner of the Old Capital Securities) of Old Capital Securities tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

      (ii) such Old Capital Securities are tendered for the account of a firm that is an Eligible Institution.

      In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

      3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Old Capital Securities Tendered" is inadequate, the Certificate number(s) and/or the Liquidation Amount of Old Capital Securities and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

      4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Old Capital Securities will be accepted only in the Liquidation Amount of $100,000 (100 Capital Securities) and integral multiples of $1,000 in excess thereof, provided that if any Old Capital Securities are tendered for exchange in part, the untendered Liquidation Amount thereof must be $100,000 (100 Capital Securities) or any integral multiple of $1,000 in excess thereof. If less than all the Old Capital Securities are to be tendered, fill in the Liquidation Amount of Old Capital Securities that are to be tendered in the box entitled "Liquidation Amount of Old Capital Securities Tendered." If applicable, new Certificate(s) for the Old Capital Securities that were not tendered will be sent to the address designated herein by such holder promptly after the Expiration Date. All Old Capital Securities represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

      Except as otherwise provided herein, tenders of Old Capital Securities may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to such date, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to such date. Any such notice of withdrawal must specify the name of the person who tendered the Old Capital Securities to be withdrawn, the aggregate Liquidation Amount of Old Capital Securities to be withdrawn, and, if any Certificates for Old Capital Securities have been tendered, the name of the registered holder of the Old Capital Securities as set forth on any such Certificates, if different from that of the person who tendered such Old Capital Securities. If Certificates for the Old Capital Securities have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates, the tendering holder must submit the serial numbers shown on the particular Certificates to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Capital Securities tendered for the account of an Eligible Institution. If Old Capital Securities have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering Old Capital Securities," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Capital Securities. Withdrawals of tenders of Old Capital Securities may not be rescinded. Old Capital Securities properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described herein.

      All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company and the Trust, in their sole discretion, whose determination shall be final and binding on all parties. Neither the Company, the Trust, any affiliates or assigns of the Company or the Trust or the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Capital Securities which have been tendered but which are withdrawn will be returned or transferred by book-entry, as the case may be, to the Holder thereof without cost to such holder promptly after withdrawal.

      5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Old Capital Securities tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) for such Old Capital Securities, without alteration, enlargement or any change whatsoever, or as recorded in DTC's book-entry transfer facility system, as the case may be.

      If any Old Capital Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

      If any tendered Old Capital Securities are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof or Agent's Message in lieu thereof) as there are different registrations of Certificates.

      If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company and the Trust in their sole discretion, of each such person's authority so to act.

      When this Letter of Transmittal is signed by the registered holder(s) of the Old Capital Securities listed and transmitted hereby, or book-entry transfer is effectuated by such holder(s), no endorsement(s) of Certificate(s) or separate bond power(s) are required except if New Capital Securities are to be issued in the name of a person other than the registered holder(s). If such exception applies, signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

      If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Old Capital Securities listed, the Certificate(s) must be endorsed or accompanied by appropriate bond powers, signed exactly as the name(s) of the registered holder(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trust may require in accordance with the restrictions on transfer applicable to the Old Capital Securities. In such event, signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

      6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If New Capital Securities are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Capital Securities are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Old Capital Securities not exchanged will be returned, if evidenced by Certificates, by mail or, if tendered by book-entry transfer, by crediting the account at DTC indicated above in Instruction 4.

      7. IRREGULARITIES. The Company and the Trust will determine, in their sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Capital Securities, which determination shall be final and binding on all parties. The Company and the

Trust reserve the absolute right to reject any and all tenders determined by either of them not to be in proper form or the acceptance of which, or exchange for which, may in the view of counsel to the Company and the Trust be unlawful. The Company and the Trust also reserve the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer--Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Old Capital Securities of any particular Holder whether or not similar conditions or irregularities are waived in the case of other Holders. The Company's and the Trust's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Capital Securities will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Company, the Trust, any affiliates or assigns of the Company, or the Trust, or the Exchange Agent nor or any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

      8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front cover of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

      9. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Old Capital Securities have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

      10. SECURITY TRANSFER TAXES. Holders who tender their Old Capital Securities for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Capital Securities are to be delivered to, or are to be issued in the name of, any person other than the holder of the Old Capital Securities tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Capital Securities in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

      IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                          IMPORTANT TAX INFORMATION

      Under federal income tax law, a holder whose tendered Old Capital Securities are accepted for exchange is required by law to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 included herein or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his social security number. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service may subject the holder or transferee to a $50 penalty. In addition, delivery of such holder's New Capital Securities may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

      Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup Withholding and reporting requirements. Exempt holders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Exchange Agent. A foreign person, including entities, may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder's foreign status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

      If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the holder or other transferee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

      To prevent backup withholding on payments made with respect to Old Capital Securities exchanged in the Exchange Offer, the holder is required to provide the Exchange Agent with either: (i) the holder's correct TIN by completing the form included herein, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (A) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as, a result of failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

NUMBER TO GIVE THE DEPOSITARY

      The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered holder of the Old Capital Securities. If the Old Capital Securities are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

               TO BE COMPLETED BY ALL TENDERING SECURITYHOLDERS
                             (SEE INSTRUCTION 9)

                 PAYOR'S NAME: UNITED COMMUNITY CAPITAL TRUST
------------------------------------------------------------------------------------------------------
                                                                 TIN:_________________________
                         PART 1--PLEASE  PROVIDE YOUR TIN IN        (Social Security Number
SUBSTITUTE               THE BOX AT RIGHT  AND  CERTIFY  BY         or Employer Identification Number)
FORM W-9                 SIGNING AND DATING BELOW.
                         -----------------------------------------------------------------------------
DEPARTMENT OF THE
TREASURY
INTERNAL REVENUE         PART 2--TIN Applied For.
SERVICE                  -----------------------------------------------------------------------------

                         CERTIFICATION:  UNDER THE PENALTIES OF PERJURY,  I CERTIFY
                         THAT:
PAYER'S REQUEST FOR
TAXPAYER IDENTIFICATION  (i) The number shown on this form is my correct
NUMBER ("TIN") AND       Taxpayer Identification Number (or I am waiting for a
CERTIFICATION            number to be issued to me),

                         (ii) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or
                         (b) I have not been notified by the Internal Revenue
                         Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

                         (iii) any other information provided on this form is true and correct.

                         Signature___________________        Date:____________

                         Name (Please Print____________________
                         ______________________________________________________

                          You must cross out item (2) above if you have been
                          notified by the IRS that you are subject to backup
                          withholding because of underreporting of interest or
                          dividends on your tax return and you have not been
                          notified by the IRS that you are no longer subject to
                          backup withholding.
                          -----------------------------------------------------------------------------
                          NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN
                          CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF
                          31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE
                          EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES
                          FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
                          SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
                          ---------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
                YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                 CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

              CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate
Internal Revenue Service Center or Social Security Administration Office or (2)
I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 31% of all payments made to me on account of the New Capital Securities shall be retained until I provide a Taxpayer Identification Number to the Exchange Agent and that, if I do not provide my Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Idenfication Number.

__________________________________________        _________________________________________________
Signature                                         Date                               ,1998

___________________________________________
Name (Please print)
---------------------------------------------------------------------------------------------------
                                       17